                                                                    Exhibit 99.2


                          THE MAJESTIC STAR CASINO, LLC

         INDEX TO UNAUDITED PRO FORMA CONSOLIDATED FINANCIAL STATEMENTS

Pro Forma Consolidated Balance Sheet (Unaudited) at September 30, 2001 ..............     PF-3
Pro Forma Consolidated Statement of Operations (Unaudited) for the Three Quarters
  Ended September 30, 2001 ..........................................................     PF-4
Pro Forma Consolidated Statement of Operations (Unaudited) for the Year
  Ended December  31, 2001 ..........................................................     PF-5
Notes to Unaudited Pro Forma Consolidated Financial Statements ......................     PF-6

              UNAUDITED PRO FORMA CONSOLIDATED FINANCIAL STATEMENTS

     The following unaudited pro forma consolidated financial statements present the pro forma financial position at September 30, 2001 and the pro forma results of operations for the three quarters then ended and for the year ended December 31, 2000 for The Majestic Star Casino, LLC and its subsidiaries (the "Company"). These unaudited pro forma financial statements give effect to the formation of Majestic Investor Holdings, LLC ("MIH") an indirectly wholly-owned unrestricted subsidiary of The Majestic Star Casino, LLC in September 2001, to the application of the proceeds from the offering of $152,632,000 of 11.653% senior secured notes by MIH and Majestic Investor Capital Corp. and to the acquisition by MIH and certain of its subsidiaries of certain assets and the assumption of certain liabilities of Fitzgeralds Las Vegas, Inc., Fitzgeralds Mississippi, Inc. and 101 Main Street Limited Liability Company using the purchase method of accounting as if such acquisition had occurred on January 1, 2000 for purposes of the unaudited pro forma consolidated statements of operations for the year ended December 31, 2000 and for the three quarters ended September 30, 2001, and as if such acquisition had occurred on September 30, 2001 for purposes of the unaudited pro forma consolidated balance sheet.

     The pro forma adjustments and resulting unaudited pro forma consolidated financial statements are based upon currently available information and certain assumptions described in the notes to the unaudited pro forma consolidated financial statements. The assumptions underlying the calculation of the pro forma adjustments are considered appropriate under the circumstances. A final determination of required purchase accounting adjustments, including the allocation of the purchase price to the assets acquired and liabilities assumed, has not been made, and the allocation in the unaudited pro forma consolidated financial statements should be considered preliminary. These unaudited pro forma consolidated financial statements should be read in conjunction with the Company's Annual Report on Form 10-K for the year ended December 31, 2000 and the Company's Quarterly Reports on Form 10-Q for the quarter ended March 31, 2001, June 30, 2001 and September 30, 2001 and with Fitzgeralds Las Vegas, Inc., Fitzgeralds Mississippi, Inc. and 101 Main Street Limited Liability Company Historical Combined Financial Statements and the Notes thereto for the year ended December 31, 2000 and at, and for the three quarters ended, September 30, 2001, which are included elsewhere in this Form 8-K.

     The unaudited pro forma consolidated financial statements are provided for informational purposes only in response to requirements of the Securities and Exchange Commission and do not purport to represent what the Company's financial position or results of operations would actually have been if the transaction had in fact occurred on such dates or to project the Company's financial position or results of operations for any future date or period. Additionally, although the unaudited pro forma consolidated financial statements include data for MIH and Majestic Investor Capital Corp. pursuant to the requirements of the Securities and Exchange Commission, both MIH and Majestic Investor Capital Corp. have been designated as "unrestricted subsidiaries" under the existing Majestic Star Casino, LLC indenture.

                   PRO FORMA CONSOLIDATED FINANCIAL STATEMENTS

                          THE MAJESTIC STAR CASINO, LLC
                Pro Forma Consolidated Balance Sheet (Unaudited)
                              at September 30, 2001

                                                                           At September 30, 2001
                                                                           ---------------------
                                                                                  Pro Forma
                                         The Majestic           Historical       Adjustments--
                                            Star                 Acquired     Net Assets Held for       Pro Forma
                                         Casino, LLC            Properties           Sale              Adjustments        Pro Forma
                                         ------------           ----------           ----              -----------        ---------
ASSETS
CURRENT ASSETS:
   Cash and cash equivalents ..........  $ 11,339,057         $  2,951,080      $   9,807,467      $  (8,550,547)(1)   $ 15,547,057
   Accounts receivable, net ...........     1,709,885              180,224          1,147,168           (180,224)(2)      2,857,053
   Inventories ........................        33,451                   --            994,618                             1,028,069
   Prepaid expenses:
      Gaming taxes ....................                          1,000,686                 --                             1,000,686
      Other ...........................       499,654              251,745          2,260,803           (251,745)(3)      2,760,457
   Note due from affiliate ............     2,000,000                                                 (2,000,000)(4)             --
   Restricted cash ....................     2,000,000                                                                     2,000,000
                                         ------------         ------------      -------------      -------------       ------------
         Total current assets .........    17,582,047            4,383,735         14,210,056        (10,982,516)        25,193,322
                                         ------------         ------------      -------------      -------------       ------------
PROPERTY AND EQUIPMENT, net ...........    48,963,192                   --        125,451,062                 --        174,414,254
                                         ------------         ------------      -------------      -------------       ------------
OTHER ASSETS:
   Net assets held for sale ...........                        147,017,465       (147,017,465)                                   --
   Restricted cash ....................                            500,000            500,000                             1,000,000
   Accounts receivable--related parties                         18,255,106                           (18,255,106)(5)             --
   Goodwill ...........................                                 --         13,005,582            981,316 (6)     13,986,898
   Other assets .......................    10,557,970                   --            954,814          8,100,000 (7)     19,612,784
   Deferred financing costs, net ......     5,932,768                                                                     5,932,768
   Investment in Buffington Harbor
     Riverboats, L.L.C. ...............    34,467,216                                                                    34,467,216
                                         ------------         ------------      -------------      -------------       ------------
         Total other assets ...........    50,957,954          165,772,571       (132,557,069)        (9,173,790)        74,999,666
                                         ------------         ------------      -------------      -------------       ------------
TOTAL .................................  $117,503,193         $170,156,306      $   7,104,049      $ (20,156,306)      $274,607,242
                                         ============         ============      =============      =============       ============

LIABILITIES AND MEMBER'S
   EQUITY (DEFICIENCY)
CURRENT LIABILITIES:
   Current portion of long-term debt ..  $  2,500,000         $         --      $     130,313                          $  2,630,313
   Accounts payable ...................       507,913                   --          2,594,841                             3,102,754
   Accrued and other:
      Payroll and related .............     1,449,959            2,513,241          1,566,133      $  (2,513,241)(8)      3,016,092
      Progressive jackpots ............       408,299                   --          1,219,626                             1,627,925
      Outstanding chips and tokens ....       124,611                                 120,369                               244,980
      Accrued interest ................     3,821,416                                                                     3,821,416
      Other ...........................     3,398,820            1,937,704          1,183,073         (1,937,704)(9)      4,581,893
                                         ------------         ------------      -------------      -------------       ------------
         Total current liabilities ....    12,211,018            4,450,945          6,814,355         (4,450,945)        19,025,373
LONG-TERM DEBT, net of current portion    128,475,843                   --            289,694        145,000,000 (10)   273,765,537
                                         ------------         ------------      -------------      -------------       ------------
      Total liabilities not
        subject to compromise .........   140,686,861            4,450,945          7,104,049        140,549,055        292,790,910
LIABILITIES SUBJECT TO
   COMPROMISE .........................                        220,703,315                          (220,703,315)(11)            --
                                         ------------         ------------      -------------      -------------       ------------
      Total liabilities ...............   140,686,861          225,154,260          7,104,049        (80,154,260)       292,790,910
STOCKHOLDER'S DEFICIENCY/
   MEMBER'S EQUITY
   Member's equity ....................    24,000,000                   --                 --          5,000,000         29,000,000
   Common stock .......................                             80,100                               (80,100)                --
   Additional paid-in capital .........                          7,586,667                            (7,586,667)                --
   Accumulated deficit ................   (47,183,668)         (62,664,721)                           62,664,721        (47,183,668)
                                         ------------         ------------      -------------      -------------       ------------
      Total stockholder's
         deficiency/member's equity ...   (23,183,668)         (54,997,954)                           59,997,954 (12)   (18,183,668)
                                         ------------         ------------      -------------      -------------       ------------
   TOTAL ..............................  $117,503,193         $170,156,306      $   7,104,049      $ (20,156,306)      $274,607,242
                                         ============         ============      =============      =============       ============


      See notes to unaudited pro forma consolidated financial statements.

                   PRO FORMA CONSOLIDATED FINANCIAL STATEMENTS

                         THE MAJESTIC STAR CASINO, LLC
           Pro Forma Consolidated Statement of Operations (Unaudited)
                 for the Three Quarters Ended September 30, 2001

                                                         For the Three Quarters Ended September 30, 2001
                                           ----------------------------------------------------------------------
                                                                  Historical
                                             The Majestic          Acquired        Pro Forma
                                           Star Casino, LLC       Properties      Adjustments           Pro Forma
                                           ----------------       ----------      -----------           ---------
OPERATING REVENUES:
   Casino ............................        $ 93,812,490      $ 123,241,796                         $ 217,054,286
   Food and beverage .................           1,587,246         14,994,449                            16,581,695
   Rooms .............................                  --         12,308,778                            12,308,778
   Other .............................             940,122          2,883,185                             3,823,307
                                              ------------      -------------    -------------        -------------
         Total .......................          96,339,858        153,428,208               --          249,768,066
      Less promotional allowances ....             442,698         23,736,051                            24,178,749
                                              ------------      -------------    -------------        -------------
         Net .........................          95,897,160        129,692,157               --          225,589,317
                                                                -------------    -------------        -------------

OPERATING COSTS AND EXPENSES:
   Casino ............................          46,006,171         55,194,374                           101,200,545
   Food and beverage .................           1,839,058          8,713,808                            10,552,866
   Rooms .............................                  --          8,061,053                             8,061,053
   Other .............................           2,828,110          1,309,257                             4,137,367
   Selling, general and administrative          25,473,492         32,162,066    $    (991,501)(13)      56,644,057
   Depreciation and amortization .....           6,439,641                 --        9,562,880 (14)      16,002,521
   Reorganization items ..............                  --            108,644         (108,644)(15)              --
                                              ------------      -------------    -------------        -------------
         Total .......................          82,586,472        105,549,202        8,462,735          196,598,409
                                              ------------      -------------    -------------        -------------
INCOME FROM OPERATIONS ...............          13,310,688         24,142,955       (8,462,735)          28,990,908

OTHER INCOME (EXPENSE):
   Interest income ...................             333,548             33,837          (33,837)(15)         333,548
   Interest expense ..................         (11,123,541)           (40,401)     (15,306,155)(16)     (26,470,097)
   Other, net ........................          (2,273,390)           (89,497)                           (2,362,887)
                                              ------------      -------------    -------------        -------------
NET INCOME (LOSS) ....................        $    247,305      $  24,046,894    $ (23,802,727)       $     491,472
                                              ============      =============    =============        =============

       See notes to unaudited pro forma consolidated financial statements.

                   PRO FORMA CONSOLIDATED FINANCIAL STATEMENTS

                          THE MAJESTIC STAR CASINO, LLC
           Pro Forma Consolidated Statement of Operations (Unaudited)
                      for the Year Ended December 31, 2000

                                                                For the Year Ended December 31, 2000
                                                                ------------------------------------
                                                                   Historical
                                              The Majestic          Acquired        Pro Forma
                                            Star Casino, LLC       Properties      Adjustments           Pro Forma
                                            ----------------       ----------      -----------           ---------
OPERATING REVENUES:
   Casino ............................       $ 115,455,271       $ 148,776,855                         $ 264,232,126
   Food and beverage .................           1,925,023          19,586,213                            21,511,236
   Rooms .............................                              16,600,072                            16,600,072
   Other .............................           1,070,965           3,530,032                             4,600,997
                                             -------------       -------------    -------------        -------------
         Total .......................         118,451,259         188,493,172               --          306,944,431
      Less Promotional allowances ....             410,687          28,755,624                            29,166,311
                                             -------------       -------------    -------------        -------------
         Net .........................         118,040,572         159,737,548               --          277,778,120
                                             -------------       -------------    -------------        -------------

OPERATING COSTS AND EXPENSES:
   Casino ............................          57,694,477          69,113,279                           126,807,756
   Food and beverage .................           2,447,125          11,508,965                            13,956,090
   Rooms .............................                  --          10,904,351                            10,904,351
   Other .............................           3,647,583           1,717,182                             5,364,765
   Selling, general and administrative          34,217,489          39,370,958    $  (1,322,002)(13)      72,266,445
   Depreciation and amortization .....           9,113,681          11,687,964        1,062,542 (14)      21,864,187
   Reorganization items ..............                                  38,967          (38,967)(15)              --
                                             -------------       -------------    -------------        -------------
         Total .......................         107,120,355         144,341,666         (298,427)         251,163,594
                                             -------------       -------------    -------------        -------------
INCOME (LOSS) FROM OPERATIONS ........          10,920,217          15,395,882          298,427           26,614,526

OTHER INCOME (EXPENSE):
   Interest income ...................             893,453             167,446         (167,446)(15)         893,453
   Interest expense ..................         (14,998,377)            (71,382)     (20,408,207)(16)     (35,477,966)
   Interest expense--related party ...                  --         (26,031,023)      26,031,023 (17)              --
   Other, net ........................          (2,565,672)              4,493                            (2,561,179)
                                             -------------       -------------    -------------        -------------
NET INCOME (LOSS) ....................       $  (5,750,379)      $ (10,534,584)   $   5,753,797        $ (10,531,166)
                                             =============       =============    =============        =============

      See notes to unaudited pro forma consolidated financial statements.

                          THE MAJESTIC STAR CASINO, LLC

         NOTES TO UNAUDITED PRO FORMA CONSOLIDATED FINANCIAL STATEMENTS

BASIS OF PRESENTATION

     The unaudited pro forma consolidated financial statements present the pro forma financial position at September 30, 2001 and the pro forma results of operations for the three quarters then ended and for the year ended December 31, 2000 for The Majestic Star Casino, LLC and its subsidiaries (the "Company"). These pro forma financial statements give effect to the formation, in September 2001, of Majestic Investor Holdings, LLC ("MIH"), an indirectly wholly-owned unrestricted subsidiary of the Company, to the application of the proceeds from the offering of $152,632,000 of 11.653% senior secured notes by MIH and Majestic Investor Capital Corp., and to the acquisition by MIH and certain of its subsidiaries of certain assets and the assumption of certain liabilities of Fitzgeralds Las Vegas, Inc., Fitzgeralds Mississippi, Inc. and 101 Main Street Limited Liability Company using the purchase method of accounting (the "Acquisition"). The information under "Majestic Star Casino, LLC" on the unaudited pro-forma consolidated balance sheet at September 30, 2001 represents the unaudited historical consolidated balance sheet of the Company at September 30, 2001. The information under "Majestic Star Casino, LLC" on the unaudited pro forma consolidated statement of operations for the three quarters ended September 30, 2001 represents the unaudited historical consolidated statement of operations of the Company for the three quarters ended September 30, 2001. The information under "Majestic Star Casino, LLC" on the unaudited pro forma consolidated statement of operations for the year ended December 31, 2001 represents the historical consolidated statement of operations of the Company for the year ended December 31, 2000. The information under the heading "Historical Acquired Properties" on the unaudited pro forma consolidated balance sheet at September 30, 2001 represents the unaudited historical combined balance sheet at September 30, 2001 of Fitzgeralds Las Vegas, Inc., Fitzgeralds Mississippi, Inc. and 101 Main Street Limited Liability Company. The information under the heading "Historical Acquired Properties" on the unaudited pro forma consolidated statement of operations for the three quarters ended September 30, 2001 represents the unaudited historical combined statement of operations for the three quarters ended September 30, 2001 for Fitzgeralds Las Vegas, Inc., Fitzgeralds Mississippi, Inc. and 101 Main Street Limited Liability Company. The information under the heading "Historical Acquired Properties" on the unaudited pro forma consolidated statement of operations for the year ended December 31, 2000 represents the historical combined statement of operations for the year ended December 31, 2000 for Fitzgeralds Las Vegas, Inc., Fitzgeralds Mississippi, Inc. and 101 Main Street Limited Liability Company. These unaudited pro forma consolidated financial statements should be read in conjunction with the Company's Annual Report on Form 10-K for the year ended December 31, 2000 and the Company's Quarterly Reports on Form 10-Q for the quarter ended March 31, 2001, June 30, 2001 and September 30, 2001 and with Fitzgeralds Las Vegas, Inc., Fitzgeralds Mississippi, Inc. and 101 Main Street Limited Liability Company Historical Combined Financial Statements and the Notes thereto for the year ended December 31, 2000 and at, and for the three quarters, ended September 30, 2001, which are included elsewhere in this Form 8-K.

PRO FORMA ADJUSTMENT DETAIL

  Balance Sheet

     General--Certain transactions included in the historical combined financial statements of Fitzgeralds Las Vegas, Inc., Fitzgeralds Mississippi, Inc. and 101 Main Street Limited Liability Company have been prepared in accordance with Statement of Position 90-7 "Financial Reporting by Entities in Reorganization Under the Bankruptcy Code." In addition, certain assets and liabilities have been classified as "Net assets held for sale" due to the restructuring agreement that Fitzgeralds Gaming Corporation entered into with its consenting noteholders. On the unaudited pro forma consolidated balance sheet at September 30, 2001, adjustments included under the heading "Pro Forma Adjustments-

-Net Assets Held for Sale" have been made to eliminate the impact of these balance sheet reclassifications.

     (1) Cash and cash equivalents--Cash and cash equivalents have been adjusted to result in the expected cash position subsequent to the consummation of the Acquisition, and includes a reduction for the payment of debt issuance costs.

     (2) Accounts receivable, net--Certain accounts receivable which were not acquired by the Company have been eliminated.

     (3) Prepaid expenses, other--Certain prepaid expenses which were not acquired by the Company have been eliminated.

     (4) Note due from affiliate--This note has been paid concurrent with the closing of the Acquisition.

     (5) Accounts receivable--related parties--This receivable balance has been eliminated as it did not survive the Acquisition.

     (6) Goodwill--Historical goodwill of $13,005,582 has been eliminated. The excess of acquisition cost over the fair value of net assets acquired (goodwill) in connection with the Acquisition of $13,986,898 is included.

     (7) Other assets--Debt issuance costs of $8,100,000 relating to fees and expenses in connection with the issuance of the senior secured notes have been included.

     (8) Accrued payroll--Certain liabilities which were not assumed by the Company have been eliminated.

     (9) Accrued other--Certain liabilities which were not assumed by the Company have been eliminated.

     (10) Long-term debt--Debt associated with the senior secured notes ($152,632,000 principal, reduced for unamortized 5.0% issuance discount) has been included.

     (11) Liabilities subject to compromise--This liability, which was not assumed by the Company, has been eliminated.

     (12) Member's equity (deficiency)--All historical balances from the acquired properties have been eliminated. In addition, $5,000,000 of equity that was contributed by the Company's member and one of its managers concurrent with the closing of the Acquisition has been included.

 Statements of Operations

     (13) Selling, general and administrative expenses--Certain expenses have been eliminated which represent adjustments to previously incurred corporate charges to more closely approximate those expenses expected to be incurred under the new ownership. See the items set forth under "Corporate" in the table below under the heading "Cost reductions."

     (14) Depreciation and amortization--Fitzgeralds Las Vegas, Inc., Fitzgeralds Mississippi, Inc. and 101 Main Street Limited Liability Company discontinued recording depreciation and amortization of their property and equipment subsequent to the filing of the bankruptcy cases on December 5, 2000. This adjustment provides for these amounts.

     (15) Non-recurring one-time charges/credits--Charges and credits included in interest income and reorganization items have been eliminated from the pro forma statements of operations.

     (16) Interest expense--All previous interest expense related to the acquired properties has been eliminated and replaced by interest expense relating to the senior secured notes (based on the 11.653% interest rate and the issuance price of 95.0%), straight-line amortization over six years of the fees and expenses related to the senior secured notes and interest expense relating to capital leases which were assumed by the Company. Interest expense related to the capital leases is $40,401 and $71,382 for the three quarters ended September 30, 2001 and the year ended December 31, 2000, respectively. Interest expense related to the senior secured notes, excluding amortization of the fees and expenses related to the senior secured notes, is $13,339,655 and $17,786,207 for the three quarters ended September 30, 2001 and the year ended December 31, 2000, respectively. Amortization of the fees and expenses related to the senior secured notes is $1,012,500 and $1,350,000 for the three quarters ended September 30, 2001 and the year ended December 31, 2000, respectively. Amortization of debt discount related to the senior secured notes is $954,000 and $1,272,000 for the three quarters ended September 30, 2001 and the year ended December 31, 2001, respectively.

    (17) Interest expense--related party--This interest expense, due to a related party for 2000, has been eliminated because the related note payable was not assumed by the Company.

         Cost reductions--Certain expected cost reductions in connection with the Acquisition which have been calculated on an annual basis, are as follows:

                                                                       101 Main Street
                                                        Fitzgeralds        Limited        Fitzgeralds        Combined
                                                      Mississppi, Inc.   Liability Co.  Las Vegas, Inc.        Total
                                                      ----------------   -------------  ---------------        -----
         Corporate:
            Historical corporate charge .............  $    1,000,000  $    1,000,000   $    1,000,000    $    3,000,000
            Revised corporate charge ................         559,332         559,333          559,333         1,677,998
                                                       --------------  --------------   --------------    --------------

            Total cost reductions ...................        (440,668)       (440,667)        (440,667)       (1,322,002)
                                                       ==============  ==============   ==============    ==============

         Cost reductions at the acquired property level, which are primarily attributable to employment terminations and cancellations of certain leases and marketing agreements, totaling an estimated $2,420,000 annually, have been excluded from pro forma adjustments as these cost reductions may not fall within the SEC's Regulation S-X definition of "pro forma adjustments."

         The cost reductions for the three quarters ended September 30, 2001 are assumed to be three quarters of each of the above amounts.

 Recent Accounting Pronouncements

         The pro forma consolidated balance sheet at September 30, 2001 and the pro forma statement of operations for the three quarters ended September 30, 2001 reflect the adoption of Statement of Financial Accounting Standards ("SFAS") No. 141, Business Combinations, and SFAS No. 142, Goodwill and Other Intangible Assets. SFAS No. 141 requires business combinations initiated after June 30, 2001 to be accounted for using the purchase method of accounting, and broadens the criteria for recording intangible assets separate from goodwill. Recorded goodwill and intangibles will be evaluated against this new criteria and may result in certain intangibles being subsumed into goodwill, or alternatively, amounts initially recorded as goodwill may be separately identified and recognized apart from goodwill. SFAS No. 142 requires the use of a nonamortization approach to account for purchased goodwill and certain intangibles. Under a nonamortization approach, goodwill and certain intangibles will not be amortized into results of operations, but instead would be reviewed for impairment and written down and charged to results of operations only in the periods in which the recorded value of goodwill and certain intangibles is more than its fair value. The provisions of each statement which apply to goodwill and intangible assets acquired subsequent to June 30, 2001 will be adopted by The Majestic Star Casino, LLC on January 1, 2002.

         The full impact of the application of the provisions of each statement on The Majestic Star Casino, LLC's financial position or results of operations upon adoption are not fully known at this time.